                               CIT RV TRUST 1997-A
                           Cutoff Date: June 30, 2005

 The percentages and balances set forth in each of the following tables may not total due to rounding.


                    Geographic Distribution of Contracts (1)

                                                     % of Contract                                  % of Contract
                                  Number of         Pool by Number     Aggregate Principal      Pool by Principal
                            Contracts as of     of Contracts as of     Balance Outstanding    Balance Outstanding
State                          Cut-off Date           Cut-off Date      as of Cut-off Date     as of Cut-off Date
-----                          ------------           ------------      ------------------     ------------------

Alabama                                  24                  0.88%                $622,640                  1.08%
Alaska                                    6                  0.22%                $203,616                  0.35%
Arizona                                 132                  4.86%              $2,988,508                  5.20%
Arkansas                                 61                  2.25%                $975,937                  1.70%
California                              410                 15.11%              $8,665,548                 15.06%
Colorado                                 64                  2.36%              $1,419,666                  2.47%
Connecticut                              27                  0.99%                $437,300                  0.76%
Delaware                                  1                  0.04%                 $15,770                  0.03%
Florida                                 189                  6.96%              $4,468,331                  7.77%
Georgia                                  84                  3.10%              $1,959,974                  3.41%
Hawaii                                    1                  0.04%                 $32,835                  0.06%
Idaho                                    17                  0.63%                $458,805                  0.80%
Illinois                                 70                  2.58%              $1,614,547                  2.81%
Indiana                                  23                  0.85%                $698,481                  1.21%
Iowa                                      5                  0.18%                 $89,587                  0.16%
Kansas                                   44                  1.62%                $767,676                  1.33%
Kentucky                                 12                  0.44%                $329,742                  0.57%
Louisiana                                41                  1.51%              $1,077,930                  1.87%
Maine                                     9                  0.33%                $116,914                  0.20%
Maryland                                 32                  1.18%                $475,448                  0.83%
Massachusetts                            43                  1.58%                $718,449                  1.25%
Michigan                                 11                  0.41%                $408,684                  0.71%
Minnesota                                 7                  0.26%                $138,861                  0.24%
Mississippi                              19                  0.70%                $480,900                  0.84%
Missouri                                 90                  3.32%              $1,390,460                  2.42%
Montana                                   6                  0.22%                $104,438                  0.18%
Nebraska                                  5                  0.18%                $153,145                  0.27%
Nevada                                   56                  2.06%              $1,328,319                  2.31%
New Hampshire                            20                  0.74%                $305,220                  0.53%
New Jersey                               26                  0.96%                $475,901                  0.83%
New Mexico                               23                  0.85%                $517,355                  0.90%
New York                                 79                  2.91%              $1,391,203                  2.42%
North Carolina                           57                  2.10%              $1,027,759                  1.79%
North Dakota                              1                  0.04%                 $28,833                  0.05%
Ohio                                     17                  0.63%                $627,170                  1.09%
Oklahoma                                140                  5.16%              $2,513,395                  4.37%
Oregon                                   79                  2.91%              $1,473,320                  2.56%
Pennsylvania                             34                  1.25%                $925,094                  1.61%
Rhode Island                              6                  0.22%                $129,614                  0.23%
South Carolina                           41                  1.51%                $692,462                  1.20%
South Dakota                              4                  0.15%                $139,491                  0.24%
Tennessee                                30                  1.11%                $840,719                  1.46%
Texas                                   479                 17.65%              $9,977,070                 17.34%
Utah                                      8                  0.29%                $113,362                  0.20%
Vermont                                   3                  0.11%                 $53,105                  0.09%
Virginia                                 13                  0.48%                $365,703                  0.64%
Washington                              137                  5.05%              $3,093,137                  5.38%
West Virginia                             9                  0.33%                $219,102                  0.38%
Wisconsin                                13                  0.48%                $407,290                  0.71%
Wyoming                                   4                  0.15%                 $46,850                  0.08%
Other (2)                                 2                  0.07%                 $18,840                  0.03%
                            -------------------------------------------------------------------------------------
                                      2,714                100.00%             $57,524,504                100.00%
                            =====================================================================================

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

(2) Generally includes foreign address locations.

                           Range of Contract Rates

                                                               % of Contract                                          % of Contract
                                        Number of             Pool by Number        Aggregate Principal           Pool by Principal
Range of                          Contracts as of         of Contracts as of        Balance Outstanding         Balance Outstanding
Contract Rates                       Cut-off Date               Cut-off Date         as of Cut-off Date          as of Cut-off Date
--------------                       ------------               ------------         ------------------          ------------------
 0.00%          -  7.74% (1)                    3                      0.11%                    $88,581                       0.15%
7.75%           -  7.99%                        9                      0.33%                   $533,230                       0.93%
8.00%           -  8.99%                      316                     11.64%                $13,409,636                      23.31%
9.00%           -  9.99%                      793                     29.22%                $20,023,582                      34.81%
10.00%          -  10.99%                     786                     28.96%                $13,055,260                      22.70%
11.00%          -  11.99%                     399                     14.70%                 $5,260,197                       9.14%
12.00%          -  12.99%                     270                      9.95%                 $3,343,962                       5.81%
13.00%          -  13.99%                     101                      3.72%                 $1,456,865                       2.53%
14.00%          -  14.99%                      32                      1.18%                   $319,489                       0.56%
15.00%          -  15.99%                       2                      0.07%                    $18,904                       0.03%
16.00%          -  16.99%                       2                      0.07%                    $13,983                       0.02%
17.00%          -  17.99%                       1                      0.04%                       $815                       0.00%
                              ------------------------------------------------------------------------------------------------------
                                            2,714                    100.00%                $57,524,504                     100.00%
                              ======================================================================================================

(1) Generally represents repossessed contracts or contracts subject to the Service Members' Civil Relief Act.


                        Range of Remaining Maturities

                                                               % of Contract                                          % of Contract
                                        Number of             Pool by Number        Aggregate Principal           Pool by Principal
        Range of Remaining        Contracts as of         of Contracts as of        Balance Outstanding         Balance Outstanding
       Maturities in Months          Cut-off Date               Cut-off Date         as of Cut-off Date          as of Cut-off Date
       --------------------          ------------               ------------         ------------------          ------------------
              0 -   12 months                  59                      2.17%                   $134,980                       0.23%
             13 -   24 months                 275                     10.13%                 $1,193,199                       2.07%
             25 -   36 months                 292                     10.76%                 $1,869,417                       3.25%
             37 -   48 months                 447                     16.47%                 $4,148,504                       7.21%
             49 -   60 months                 409                     15.07%                 $4,502,476                       7.83%
             61 -   72 months                  31                      1.14%                   $579,838                       1.01%
             73 -   84 months                 533                     19.64%                $16,349,481                      28.42%
             85 -   96 months                 590                     21.74%                $22,190,961                      38.58%
             97 -  108 months                  29                      1.07%                 $1,663,636                       2.89%
            109 -  120 months                   6                      0.22%                   $473,768                       0.82%
            121 -  132 months                   2                      0.07%                   $162,609                       0.28%
            133 -  144 months                  15                      0.55%                 $1,403,641                       2.44%
            145 -  156 months                  26                      0.96%                 $2,851,995                       4.96%
                              ------------------------------------------------------------------------------------------------------
                                            2,714                    100.00%                $57,524,504                     100.00%
                              ======================================================================================================

                          Collateral Type Distribution

                                                                  % of Contract                                    % of Contract
                                                  Number of      Pool by Number        Aggregate Principal     Pool by Principal
                                            Contracts as of  of Contracts as of        Balance Outstanding   Balance Outstanding
Collateral Type                                Cut-off Date        Cut-off Date         as of Cut-off Date    as of Cut-off Date
---------------                                ------------        ------------         ------------------    ------------------
Motor Homes                                            1289              47.49%                $42,007,152                73.02%
Fifth Wheel                                             608              22.40%                 $8,890,584                15.46%
Travel Trailer                                          764              28.15%                 $6,103,826                10.61%
Other                                                    53               1.95%                   $522,942                 0.91%
                                           --------------------------------------------------------------------------------------
Total                                                 2,714             100.00%                $57,524,504               100.00%
                                           ======================================================================================


                         Delinquency Status Distribution

                                                                  % of Contract                                    % of Contract
                                                  Number of      Pool by Number        Aggregate Principal     Pool by Principal
                                            Contracts as of  of Contracts as of        Balance Outstanding   Balance Outstanding
Delinquency Status                             Cut-off Date        Cut-off Date         as of Cut-off Date    as of Cut-off Date
------------------                             ------------        ------------         ------------------    ------------------
Current, including 1 to 29 days delinquent             2339              86.18%                $46,636,750                81.07%
30 to 59 days                                            60               2.21%                 $1,444,321                 2.51%
60 to 89 days                                            28               1.03%                   $471,922                 0.82%
90 to 119 days                                           10               0.37%                   $260,422                 0.45%
120 to 149 days                                          14               0.52%                   $232,838                 0.40%
150 to 179 days                                           6               0.22%                   $219,410                 0.38%
180+  days                                               53               1.95%                 $1,779,209                 3.09%
Repossession Status                                     204               7.52%                 $6,479,633                11.26%
                                           --------------------------------------------------------------------------------------
                                                      2,714             100.00%                $57,524,504               100.00%
                                           ======================================================================================

                     Range of Principal Balance Outstanding


                                       Total               Minimum                        Maximum                       Average
Principal                      Balance as of         Balance as of                  Balance as of                 Balance as of
Balance Type                    Cut-off Date          Cut-off Date                   Cut-off Date                  Cut-off Date
------------                    ------------          ------------                   ------------                  ------------
Original                          96,037,969                $6,080                       $310,684                       $35,386
Current                          $57,524,504                   $40                       $205,952                       $21,195


                      New vs. Used Collateral Distribution

                                                     % of Contract                                                % of Contract
                                   Number of        Pool by Number            Aggregate Principal             Pool by Principal
                             Contracts as of    of Contracts as of            Balance Outstanding           Balance Outstanding
New vs. Used                    Cut-off Date          Cut-off Date             as of Cut-off Date            as of Cut-off Date
------------                    ------------          ------------             ------------------            ------------------
New                                    1,719                63.34%                    $38,594,376                        67.09%
Used                                     995                36.66%                    $18,930,128                        32.91%
                        --------------------------------------------------------------------------------------------------------
                                       2,714               100.00%                    $57,524,504                       100.00%
                        ========================================================================================================


                             Range of Credit Scores

                               Minimum as of         Maximum as of         Weighted Average as of
Score Type                  Origination Date      Origination Date               Origination Date
----------                  ----------------      ----------------               ----------------
FICO                                     466                   819                            656
Custom                                    80                   304                            189

               Minimum, Maximum and Weighted Average Distribution

                               Minimum as of         Maximum as of         Weighted Average as of
Distribution Type               Cut-off Date          Cut-off Date                   Cut-off Date
-----------------               ------------          ------------                   ------------
Contract Rate                          1.00%                17.00%                          8.88%
Original Term                      72 months            240 months                     176 months
Current Term                        0 months            150 months                      81 months